UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 22, 2003

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On October 22, 2003, NCR Corporation (the Company) issued a press release announcing the resignation of Earl Shanks, Senior Vice President and Chief Financial Officer (CFO). The interim duties of CFO will be filled by Pete Bocian, Vice President of Finance. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

The following exhibit is filed herewith:

99.1          Press Release dated October 22, 2003.

Item 12.     Results of Operations and Financial Condition

The Company is furnishing the following information as required under Item 12 “Results of Operations and Financial Condition” of this Current Report. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 22, 2003, in connection with the press release disclosed under Item 5 above, NCR announced that on October 23, 2003, the Company will report third-quarter earnings ahead of analysts’ consensus estimate. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: October 22, 2003	By:	/S/ JONATHAN HOAK
Jonathan Hoak
Senior Vice President and General Counsel

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